UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way,
Reston,	Virginia	20190
(Address of principal executive offices)		(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.03    Material Modification to Rights of Security Holders
The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the VeriSign, Inc. (“Company”) annual meeting of stockholders (the “Annual Meeting”) held on Thursday, May 22, 2025, the Company’s stockholders approved and adopted an amendment to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers in certain limited circumstances as permitted by Delaware law (the “Amendment”), all as further described in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 11, 2025 (“Proxy Statement”), under the heading “Proposal No. 4 – Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Limit the Liability of Certain Officers as permitted by Delaware Law,” which is incorporated herein by reference. On May 22, 2025, the Company filed a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective upon filing.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.01 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting, the Company’s stockholders voted on five proposals as described below.
Proposal No. 1 – Election of Directors
The Company’s stockholders elected the nominees listed below as directors of the Company, each to serve until the Company’s next annual meeting of stockholders, or until a successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
D. James Bidzos	73,689,030	4,995,631	442,824	5,273,882
Courtney D. Armstrong	78,524,451	562,857	40,177	5,273,882
Yehuda Ari Buchalter	76,694,440	2,388,584	44,461	5,273,882
Kathleen A. Cote	74,735,268	4,348,207	44,010	5,273,882
Thomas F. Frist III	75,300,536	3,786,039	40,910	5,273,882
Jamie S. Gorelick	71,545,091	7,135,591	446,803	5,273,882
Debra W. McCann	78,787,726	296,604	43,155	5,273,882
Timothy Tomlinson	67,879,407	11,203,407	44,671	5,273,882
Proposal No. 2 – To Approve, on a Non-Binding, Advisory Basis, the Company’s Executive Compensation
The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation. The voting results were as follows:

For:	73,037,626
Against:	5,875,648
Abstain:	214,211
Broker Non-Votes:	5,273,882
Proposal No. 3 – Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

For:	78,572,691
Against:	5,763,288
Abstain:	65,388

Proposal No. 4 – To Approve an Amendment to the Company's Restated Certificate of Incorporation to Limit the Liability of Certain Officers
The Company's stockholders approved an amendment to the Company's Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. The voting results were as follows:

For:	71,483,725
Against:	7,587,450
Abstain:	56,310
Broker Non-Votes:	5,273,882
Proposal No. 5 – Stockholder Proposal Regarding Stockholder Action by Written Consent
The Company's stockholders voted against a stockholder proposal regarding stockholder action by written consent. The voting results were as follows:

For:	4,547,136
Against:	74,230,799
Abstain:	349,550
Broker Non-Votes:	5,273,882

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of VeriSign, Inc.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 22, 2025	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary